UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 3, 2003

                                  INNOVEX, INC.
                                  -------------
             (Exact name of Registrant as specified in its charter)

          Minnesota                     000-13143                 41-1223933
          ---------                     ---------                 ----------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)

5540 Pioneer Creek Drive
Maple Plain, Minnesota                                             55359-9003
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (763) 479-5300

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Items 1, 2, 3, 4, 6, 8, 10, and 11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Report:

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Press release issued November 3, 2003.

ITEM 9. REGULATION FD DISCLOSURE (Item 12, Disclosure of Results of Operations and Financial Condition).

      Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, Innovex, Inc. hereby furnishes a press release, issued on November 3, 2003, disclosing material non-public information regarding its results of operations for the quarter ended September 30, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                      INNOVEX, INC.

                                                      By /s/ Thomas Paulson
                                                         -----------------------
                                                         Thomas Paulson
                                                         Chief Financial Officer

Dated: November 3, 2003